SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2005

NB&T FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

OHIO	0-23134	31-1004998
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

48 N. South Street, Wilmington, Ohio 45177

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (937) 382-1441

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Timothy L. Smith, the President, Chief Executive Officer and Chairman of the Board of Directors of NB&T Financial Group, Inc. (“NBTF”), and its wholly-owned subsidiary, The National Bank and Trust Company (the “Bank”), has informed the Board of Directors of NBTF that he intends to retire from his positions as President and Chief Executive Officer of both NBTF and the Bank effective December 31, 2005, subject to NBTF’s finding a replacement. Mr. Smith will remain Chairman of the Board of Directors of both companies after his retirement. NBTF has initiated a search for a successor to Mr. Smith.

Item 7.01. Regulation FD Disclosure.

See the disclosure under “Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers,” which is incorporated in this Item 7.01 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NB&T Financial Group, Inc.

By:	/s/ Craig F. Fortin
Craig F. Fortin
Senior Vice President,
Chief Financial Officer

Date: September 1, 2005